Exhibit 10(lxxxxviii)


                        AMENDMENT NO. 2
                               TO
                      AMENDED AND RESTATED
                        CREDIT AGREEMENT
                   dated as of July 30, 1993


          THIS AMENDMENT NO. 2 ("Amendment") is made as of June 29, 1994, among Hyster-Yale Materials Handling, Inc., a Delaware corporation ("Holdings"), NACCO Materials Handling Group, Inc., a Delaware corporation and successor in interest by merger to Yale Materials Handling Corporation, a Delaware corporation and Hyster Company, an Oregon corporation ("NMHGI") (Holdings and NMHGI are referred to from time to time hereinafter individually as a "Borrower" and collectively as the "Borrowers"), the institutions from time to time party hereto as lenders (collectively, the "Lenders" and individually, a "Lender"), and Citicorp North America, Inc., a Delaware corporation ("Citicorp"), individually and as agent (in such capacity, the "Agent") for the Lenders. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Credit Agreement (as defined below).

                     PRELIMINARY STATEMENT:

          WHEREAS, the Borrowers, the Lenders, the Issuing Banks, and the Agent have entered into that certain Amended and Restated Credit Agreement dated as of July 30, 1993 (as the same has been or hereafter may be amended, modified or supplemented from time to time, the "Credit Agreement"), pursuant to which the Agent and the Lenders have agreed to provide to the Borrowers certain loans and other financial accommodations, subject to the terms and conditions contained therein;

          WHEREAS, the Borrowers have informed the Agent and the Lenders that NMHGI is desirous of repurchasing or redeeming certain of the Debentures in an aggregate amount (including any premium associated therewith) of $75,000,000 and that it proposes accomplishing the same by using (i) $50,000,000 in the aggregate of cash from operations and proceeds of Revolving Loans and (ii) proceeds in the amount of $25,000,000 to be contributed to the capital of NMHGI by NACCO;

          WHEREAS, The Borrowers have requested certain other modifications of the Credit Agreement, including, without limitation, certain provisions relating to sales of assets and financial reporting;

          WHEREAS, in view of the foregoing, the Borrowers, the Agent and the Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions hereinafter set forth;
          NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrowers, the Agent and the Lenders, such parties hereby agree as follows:
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          1.  Amendment.  Effective as of June 29, 1994 upon
satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

          1.1 Section 1.1 is amended to add the following defined term therein, in appropriate alphabetical order:

               "NMHGI" shall mean NACCO Materials Handling Group, Inc., a Delaware corporation and successor in interest by merger to Yale Materials Handling Corporation, a Delaware corporation, and Hyster Company, an Oregon corporation.

          1.2 Section 6.2(a) is amended to delete the provisions thereof in their entirety and substitute the following therefor:

               (a) Monthly Financial Statements. As soon as practicable, and in any event, (i) with respect to statements pertaining to December of any Fiscal Year, within ninety (90) days after the end of such Fiscal Year, (ii) with respect to statements pertaining to January of any Fiscal Year, within sixty (60) days after the end of January, and (iii) with respect to statements pertaining to each other fiscal month in each Fiscal Year, forty-five (45) days after the end of such fiscal month, the consolidated and consolidating balance sheet of Holdings as at the end of such month, and related consolidated and consolidating statements of income and cash flow of Holdings for such month and for the period from the beginning of the current Fiscal Year of Holdings to the end of such month, in each case substantially in the form attached hereto as Exhibit 6.2(a), and setting forth in comparative form the consolidated and consolidating figures for the corresponding periods of the previous Fiscal Year of Holdings, in substantially the form and with substantially the same detail as currently prepared by Holdings, or in such form and with such detail otherwise satisfactory to the Agent, subject to changes resulting from audit and normal year-end adjustments.

          1.3 Section 8.2(c) is amended to delete clause (v) thereof in its entirety and substitute the following therefor:

               "(v) on or after August 1, 1994, cash payments by Holdings made to repurchase or otherwise retire the Debentures from proceeds other than as set forth in
          Section 8.2(c)(vi) below; provided that (A) such aggregate cash payments (1) up to $25,000,000 may be made at any time, (2) in excess of $25,000,000 but not to exceed $50,000,000 may be made only if NACCO shall have contributed a minimum of $25,000,000 in cash equity to Holdings concurrently with such repurchase or retirement of Debentures and all of such cash contribution is used to effect such repurchase or retirement of Debentures, and (3) in excess of $50,000,000 but not to exceed $75,000,000 may be made at any time the Stepdown Leverage Ratio is less than or equal to forty-three percent (43%), (B) no Event of
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          Default or Potential Event of Default has occurred and
          is continuing or would result therefrom, (C) as of the date of such cash payment, to the best knowledge of Holdings, the Stepdown Leverage Ratio supplied to the Agent for the previous fiscal quarter shall not have deteriorated, and (D) the Agent shall have received a certificate from Holdings' chief financial officer or treasurer setting forth the calculation of the Stepdown Leverage Ratio for the most recently-ended fiscal quarter or month and, in the case of clause (3) above, such calculation shall utilize the financial information set forth in the financial statements then most recently delivered to the Lenders and the Agent pursuant to Section 6.2(a) or Section 6.2(b) and"

and to add the following sentence at the end of Section 8.2(c):

               Notwithstanding anything in this Agreement to the contrary, for purposes of clause (v)(D) above, the calculation of the "Stepdown Leverage Ratio" shall be made using the Subordinated Indebtedness outstanding as of the last day of the applicable fiscal quarter or month, rather than the average daily Subordinated Indebtedness outstanding during the applicable fiscal quarter or month.

          1.4 Section 8.2(f)(ii) is amended to delete the provisions thereof in their entirety and substitute the following therefor:

               (ii) the sale by any Borrower or any Subsidiary of a Borrower in the ordinary course of business of Receivables (A) for which the account debtor is located outside of the United States and which does not constitute part of the Collateral or (B) for which the account debtor is located within the United States and which does constitute part of the Collateral; provided that the aggregate face amount of Receivables described in clause (B) does not exceed $35,000,000 during any Fiscal Year;

          1.5 Section 7.1(w) is amended to delete the provisions thereof in their entirety and substitute the following therefor:
               (w) The authorized capital stock of Holdings consists of 10,000 shares of common stock with a par value of $1.00. The issued and outstanding shares of capital stock of Holdings consist of 5,598.857 shares of common stock, 5,435.826 of which are owned beneficially and of record by NACCO free and clear of all Liens, except as otherwise contemplated pursuant to the Loan Documents, 29.642 of which are owned beneficially and of record by Jungheinrich Unternehmensverwaltung ("JU"), and 133.389 of which are owned beneficially and of record by Sumitomo Heavy Industries LTD. ("SHI"). The number of issued and outstanding shares of capital stock of Holdings may increase and the ownership interests of NACCO, JU and SHI may be adjusted accordingly in connection with the cash equity contribution by NACCO of $25,000,000 referenced in Section 8.2(c) if and when made and in connection with other cash equity contributions by NACCO. The authorized capital stock of NMHGI consists of twenty (20) shares of common stock with no par value, all of which twenty (20) shares are fully paid, non-assessable, issued and outstanding and held beneficially and of record by Holdings, free and clear of all Liens, except as otherwise contemplated pursuant to the Loan Documents.

          1.6 Section 12.22 is amended to delete the second sentence thereof in its entirety and substitute the following therefor:

               NMHGI hereby covenants and agrees to maintain Collection Account Agreements in form and substance satisfactory to the Agent for each Collection Account and, pursuant to such Collection Account Agreements, to direct each financial institution at which a Collection Account is maintained to remit on each Business Day all amounts on deposit in such Collection Account on such Business Day in excess of $1,000 to a Concentration Account.

          1.7 NMHGI is the successor in interest by merger to Yale and Hyster. All references in the Agreement to Yale or Hyster shall be deemed to be references to NMHGI.

          2. Effectiveness of this Amendment; Conditions Precedent. This Amendment shall become effective as of June 29, 1994 provided that the Agent shall have received, on or before June 29, 1994, twenty (20) copies of this Amendment executed by Holdings, the Borrowers, and Lenders constituting at least the Majority Lenders.

          3. Representation and Warranty. Each of the Borrowers represents and warrants that (a) the Credit Agreement, as amended by this Amendment, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms,
(b) no Event of Default or Potential Event of Default has occurred and is continuing, (c) the execution, delivery and performance by the Borrowers of this Agmendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable,
(d) all representations and warranties of the Borrowers contained in the Credit Agreement are true and correct, and (e) the Borrowers are entering into this Amendment on the basis of their own investigation and for their own reasons, without reliance upon the Agent, the Lenders, the Issuing Bank or any other Person.

          4. Reference to and Effect Upon the Loan Documents. The Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New
York.

          6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and each of which together shall constitute one and the same agreement among the parties. Delivery of an executed facsimile copy of any signature page to this Amendment shall be deemed effective as delivery of an executed original.

          IN WITNESS WHEREOF, this Agreement has been duly executed as of this 29th day of June, 1994.


HOLDINGS:                     HYSTER-YALE MATERIALS HANDLING,
                                                         INC.


                              By: ______________________________
                                  Name:
                                  Title:

                    Address:      P.O. Box 2902
                                  2701 N.W. Vaughn Street
                                  Portland, Oregon  97208
                                  Attn:  Vice President
                                   and Chief Financial Officer
                                  Telephone No.: 503-721-6001
                                  Telecopy No.:  503-721-6171



NMHGI:                                            NACCO MATERIALS
                              HANDLING GROUP, INC., a Delaware
                              corporation



                              By: ______________________________
                                                           Name:
                                  Title:

                    Address:      P.O. Box 2902
                                  2701 N.W. Vaughn Street
                                  Portland, Oregon  97208
                                  Attn:  Vice President
                                   and Chief Financial Officer
                                  Telephone No.: 503-721-6001
                                  Telecopy No.:  503-721-6171


AGENT:                        CITICORP NORTH AMERICA, INC.,
                                 as Agent


                              By:
                                  Jeffrey D. Klein
                                  Vice President

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LENDERS:                      CITICORP NORTH AMERICA, INC.


                              By________________________________
                                  Jeffrey D. Klein
                                  Vice President


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION



                              By
                              Name:
                              Title:


                              THE BANK OF CALIFORNIA, N.A.



                              By
                              Name:
                              Title:


                              THE BANK OF NOVA SCOTIA



                              By
                              Name:
                              Title:


                              BANK OF SCOTLAND



                              By
                              Name:
                              Title:



CAISSE NATIONALE DE CREDIT AGRICOLE



By
Name:
Title:

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CONTINENTAL BANK N.A.



By
Name:
Title:


FIRST INTERSTATE BANK OF OREGON


By
Name:
Title:



GIROCREDIT BANK


By
Name:
Title:


ISTITUTO BANCARIO SAN PAOLO DI
TORINO



By
Name:
Title:


LONG-TERM CREDIT BANK OF JAPAN,
LTD.



By
Name:
Title:


MELLON BANK N.A.



By
Name:
Title:

NATIONAL CITY BANK



By
Name:
Title:


ROYAL BANK OF CANADA



By
Name:
Title:


STAR BANK, N.A., CINCINNATI



By
Name:
Title:


THE FIRST NATIONAL BANK OF CHICAGO



By
Name:
Title:


U.S. NATIONAL BANK OF OREGON


By
Name:
Title:



BANK
                              OF
                              TOKYO


                              By
_______________________________
                              Name:

Title:



NACCO.AM2 (8/12/94 4:01PM)

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